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                                                                   Exhibit 10.49
                                    AMENDMENT
                          DATED AS OF DECEMBER 4, 1999
                                       TO
                             HYPERTV NETWORKS, INC.
                                OPTION AGREEMENTS

                        ---------------------------------


This Amendment is dated as of December 4, 1999 (the "Amendment") and amends all of those certain Option Agreements (collectively, the "Option Agreements") between HyperTV Networks, Inc. (formerly ACTV Net, Inc.), a Delaware corporation (the "Com-pany"), and each and any of the seven individuals named on the signature pages hereof (each a "Holder" and collectively the "Holders"), of which Option Agreements four are dated as of March 14, 1997 and five are dated as of October 1, 1997.

WHEREAS, the Company has, by means of the foregoing separate Option Agreements, granted to each Holder the right and option (the "Option") to purchase such number of shares (the "Option Shares") of the Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of the Company as is specified in such Holder's respective Option Agreement(s), on the terms and conditions set forth therein;

WHEREAS, the Company's parent corporation, ACTV, Inc. ("ACTV"), is presently pur-suing an underwritten public offering (the "Public Offering") of its common stock (the "Common Stock"), and as a holder of securities of ACTV or of one of its operating sub-sidiaries each Holder has an interest in the successful completion of the Public Offering; and

WHEREAS, the parties to the Option Agreements wish to amend the terms and condi-tions thereof;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  AMENDMENTS.  Each of the Option Agreements is hereby amended as follows:

A. The second sentence of subsection 1(a) of each of the four Option Agreements dated as of March 14, 1997, and the second sentence of subsection 1(a) of such of the two Op-tion Agreements dated as of October 1, 1997 that presently include the clause "subject to subsection 1(d) and Section 6" in that second sentence, are hereby amended by deleting therefrom the clause "subject to subsection 1(d) and Section 6" and by substituting in place thereof the clause "subject to
Section 6", as a consequence of which amendment that second sentence shall commence with the words "The Holder's right and option to purchase the Option Shares shall vest, subject to Section 6, as follows:".

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B. Subsection 1(b) of each of the four Option Agreements dated as of March 14,
1997, and subsection 1(b) of each of such two of the Option Agreements dated as of October 1, 1997 that contain a Section 6 entitled "Termination of Employment", is hereby amended by deleting from the beginning of the first sentence thereof the clause "Except as limited by Section 5," and by substituting in place thereof the clause "Except as limited by sub-section 1(d),
Section 5 and Section 6,"; and subsection 1(b) of each of the remaining three Option Agreements dated as of October 1, 1997 (none of which three Option Agreements contains a Section 6 entitled "Termination of Employment") is hereby amended by deleting from the beginning of the first sentence thereof the clause "Except as limited by Section 5," and by substituting in place thereof the clause "Except as limited by subsection 1(d) and Section 5,".

C. The four Option Agreements dated as of March 14, 1997, and such two of the Option Agreements dated as of October 1, 1997 that contain a subsection 1(d), are each hereby amended by deleting therefrom subsection 1(d) in its entirety, and substituting in place thereof a new subsection 1(d), such new subsection 1(d) to be and read as follows; and such three of the Option Agreements dated as of October 1, 1997 that presently omit any subsection 1(d) are each hereby further amended by adding and inserting a new subsec-tion 1(d) therein, such new subsection 1(d) to be and read as follows:

         d. The Option may only be exercised upon a "Change in Control" (as such term is hereinafter defined). In the event that any other provision of this Option Agree-ment shall conflict in any respect with the foregoing restriction upon the exercise of the Option, the foregoing restriction shall be controlling. For purposes hereof, a "Change in Control" shall be deemed to have occurred upon either one of the following events:

                  (i) the Board of Directors of ACTV, Inc. ("ACTV") shall determine that any person (other than a person who is an officer or director of ACTV on the effective date hereof), including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, has acquired, or is seek-ing to acquire, either (a) ACTV securities having 20% or more of the com-bined voting power of the then outstanding voting securities of ACTV or (b) the right to acquire ACTV securities having 20% or more of the combined voting power of the then outstanding voting securities of ACTV; and, as to either (a) or (b), such person or group is deemed, in the sole discretion of a majority of the independent members of the ACTV Board of Directors, (x) to have interests which are either not agreeable, compati-ble or in accordance with, or which are in conflict with, the interests of the other holders of the voting securities of ACTV or (y) is not a suitable ac-quiror because such person or group is unlikely to further ACTV's policy of acting as a broad licensor and/or joint venturer of ACTV's intellectual property, including ACTV's patents, and ACTV's related technology; or


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                  (ii) a majority of the management-nominated slate of
                  candidates for the ACTV Board of Directors shall not have been elected.

D. The four Option Agreements dated as of March 14, 1997, and such two of the Option Agreements dated as of October 1, 1997 that contain a Section 6 entitled "Termination of Employment", are each hereby amended by deleting from Section 6 thereof the words "In the event that the Holder is terminated from employment with the ACTV Group for any reason during the Option Period, then (i)" and by substituting in place thereof the words "In the event that the Holder is terminated from employment with the ACTV Group for any reason during the Option Period, then upon a Change in Control (i)".

2. "SUNSET" CLAUSE. The parties hereto hereby expressly agree that this Amendment shall expire and be deemed null and void AB INITIO, and the amendment effected by Section 1 hereof shall be considered to be of no force and effect such that the original language of Section 1(d) of the Option Agreements shall be restored, in the event that a registration statement under the Securities Act of 1933, as amended, in connection with the Public Offering is not declared effective by the Securities and Exchange Commission by the date 120 calendar days after the date hereof.

3. SCOPE LIMITED. Except as expressly contemplated by Section 1 hereof, the Option Agreements are not amended or restated, and the interpretation or operation of any provision thereof is not affected or amended, in any way by this Amendment.

4. DEFINITIONS IN ORIGINAL. The capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Option Agreements.

5. EFFECT OF PRIOR AMENDMENT. The prior amendment to the Option Agreements, that prior amendment being Amendment No.1 dated as of December 3, 1999, is hereby termi-nated and rendered of no force or effect, and is hereby superseded in its entirety by this Amendment, effective as of the date hereof.

6. AMENDMENT BINDING. This instrument may be executed in one or more counterparts, all of which taken together shall be deemed to constitute one and the same instrument, and shall be binding upon each Holder that shall execute any such counterpart, and each such Holder's respective successors and assigns, without regard to whether or not all (or any) of the other Holders shall have theretofore executed (or shall thereafter execute) any such counterpart.

                           [SIGNATURES ON NEXT PAGE.]


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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

ACTV ENTERTAINMENT, INC.                           THE HOLDERS

By:
   ---------------------------------        -------------------------------
         Day L. Patterson,                             Cindi Baker
         Sr. Vice President

                                            -------------------------------
                                                       Christopher C. Cline


                                            -------------------------------
                                                       R. James Crook


                                            -------------------------------
                                                       Bruce J. Crowley


                                            -------------------------------
                                                       David Reese


                                            -------------------------------
                                                       William C. Samuels


                                            -------------------------------
                                                       Craig D. Ullman